Convertible Debentures	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Convertible Debentures
CONVERTIBLE DEBENTURES
As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), on February 8, 2019, Hydro One redeemed the Convertible Debentures and paid the holders of the instalment receipts $513 million ($333 per $1,000 principal amount) plus accrued and unpaid interest of $7 million.
The following table presents the change in convertible debentures during the years ended December 31, 2018 and 2017:

Year ended December 31 (millions of dollars)	2018	2017
Carrying value - beginning	487	—
Receipt of Initial Instalment, net of deferred financing costs	—	486
Amortization of deferred financing costs	2	1
Carrying value - ending	489	487

Face value - ending	513	513

On August 9, 2017, in connection with the Merger (see Note 4 - Business Combinations), the Company completed the sale of $1,540 million aggregate principal amount of 4.00% convertible unsecured subordinated debentures (Convertible Debentures) represented by instalment receipts, which included the exercise in full of the over-allotment option granted to the underwriters to purchase an additional $140 million aggregate principal amount of the Convertible Debentures (Debenture Offering).
The Convertible Debentures were sold on an instalment basis at a price of $1,000 per Convertible Debenture, of which $333 (Initial Instalment) was paid on closing of the Debenture Offering and the remaining $667 (Final Instalment) was payable on a date (Final Instalment Date) to be fixed by the Company following satisfaction of conditions precedent to the closing of the acquisition of Avista Corporation. The gross proceeds received from the Initial Instalment were $513 million. The Company incurred financing costs of $27 million, which were being amortized to financing charges over approximately 10 years, the contractual term of the Convertible Debentures, using the effective interest rate method.
The Convertible Debentures maturity date was September 30, 2027. A coupon rate of 4% was paid on the $1,540 million aggregate principal amount of the Convertible Debentures, and based on the carrying value of the Initial Instalment, this translated into an effective annual yield of 12%. After the Final Instalment Date, the interest rate would be 0%. The interest expense recorded in 2018 was $62 million (2017 - $24 million).
At the option of the holders and provided that payment of the Final Instalment had been made, each Convertible Debenture would be convertible into common shares of the Company at any time on or after the Final Instalment Date, but prior to the earlier of maturity or redemption by the Company, at a conversion price of $21.40 per common share, being a conversion rate of 46.7290 common shares per $1,000 principal amount of Convertible Debentures.
The conversion feature met the definition of a Beneficial Conversion Feature (BCF), with an intrinsic value of approximately $92 million at the date of issuance. Due to the contingency associated with the debentureholders' ability to exercise the conversion, the BCF has not been recognized, and as a result of the subsequent redemption of the Convertible Debentures on February 8, 2019, there will be no recognition.